UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Next Technology Holding Inc
(formerly known as “WeTrade Group Inc”)
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This proxy statement supplement (this “Supplement”) supplements and amends the Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on May 6, 2025 (the “DEF 14A”) by Next Technology Holding Inc (the “Company”) for the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). Specifically, the Supplement hereby amends the DEF 14A as set forth below:

(1) In order to clarify the voting options for Proposal 2 (“To elect four (4) directors to serve as members of the Board of Directors (the “Board of Directors” or the “Board”) until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified” (the “Election of Directors Proposal”)) and Proposal 5 (“To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers, as described in this proxy statement” (the “Say-on-Pay Frequency Proposal”)) in the proxy card included in the DEF 14A (the “Original Proxy Card”), the Company is providing an updated proxy card (the “Updated Proxy Card”) to amend and restate in its entirety of the Original Proxy Card with the following revisions: (i) the missing director nominee has been added to Proposal 2; and (ii) the voting options for Proposal 5 have been revised from “For,” “Against,” and “Abstain” to “Three Years,” “Two Years,” “One Year,” and “Abstain”.

If you have already voted and do not submit an Updated Proxy Card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals in the Original Proxy Card included in the DEF 14A, but it will not be counted in determining the outcome of Proposal 2 and Proposal 5. If you have already voted and wish to vote using the Updated Proxy Card, you may do so through any of the means described in the DEF 14A.

Except as described herein, the Updated Proxy Card does not modify, amend, supplement, or otherwise affect the DEF 14A or the Original Proxy Card.

(2) Following the filing of the DEF 14A, it was determined that there was an inadvertent error concerning the record date for the Annual Meeting. The Company is filing this Supplement to provide for a new record date of April 24, 2025, for the Annual Meeting. Therefore, the third paragraph in the “NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2025” of the DEF 14A are revised to read as follows:

“Our Board has set April 24, 2025, as the record date for the Annual Meeting and any adjournment(s) or postponement(s) thereof (the “Record Date”). Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. The Annual Meeting will begin promptly at 3:00 p.m. on June 20, 2025 HK Time (GMT+8). Check-in will begin at 2:00 p.m. on June 20, 2025 HK Time (GMT+8), and you should allow ample time for the check-in procedures.”

This Supplement should be read in conjunction with the DEF 14A. Except as specifically amended or supplemented by the information contained herein, this Supplement does not modify any other information set forth in the DEF 14A.

PROXY CARD

NEXT TECHNOLOGY HOLDING INC.

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held June 20, 2025.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, and Proxy Card are available online at www.transhare.com and clicking on “Vote Your Proxy”.

The undersigned hereby appoints Weihong Liu and Eve Chan, or either one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders to be held on at 3:00 p.m. on June 20, 2025 HK Time (GMT+8), or such later date or dates as such Annual Meeting date may be adjourned, at Conference Room A, 4th Floor, No. 9 Queen’s Road Central, Central, Hong Kong Special Administrative Region, People’s Republic of China, hereby revoking any proxies heretofore given, to vote all shares of capital stock of the Company held or owned by the undersigned as directed on this proxy card, and in their discretion upon such other matters as they may come before the meeting.

PROXY VOTING INSTRUCTIONS

INTERNET — The website address for Internet voting is www.transhare.com. Have your proxy card in hand when you access the website. Please click “Vote Your Proxy”, enter your control number and follow the instructions to vote your proxy.

MAIL — Complete, date, sign and return your proxy card by mail to Transhare Corporation, Bayside Center 1 17755 US Highway 19 N Suite 140, Clearwater FL, 33764, ATTN: Proxy Team.

EMAlL — Complete, date, sign and return a scanned copy of your proxy card by email to Proxy@Transhare.com, ATTN: Proxy Team.

Your proxy vote must be received with your proof of identity and contact information by 11:59 p.m. HK Time (GMT+8) on June 20, 2025 to be counted.

IN PERSON —You may also vote your shares in person by attending the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR ALL NOMINEES WITH SAME VOTES AND FOR RATIFYING THE APPOINTMENT OF JWF Assurance PAC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDING DECEMBER 31, 2023 AND DECEMBER 31, 2024. ON OTHER MATTERS THAT MAY COME BEFORE SAID MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE ABOVE-NAMED PERSON(S).

1.      To ratify the election of Tian Yang as a director of the Board effective August 9, 2024.

☐ For            ☐ Against            ☐ Abstain

(The Board recommends approval of and a vote FOR ratifying the election of Tian Yang as a director of the Board effective August 9, 2024)

2.      To elect four (4) directors to serve as members of the board of directors until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified

2a.	Lichen Dong	☐ For ☐ Against ☐ Abstain
2b.	Jianbo Sun	☐ For ☐ Against ☐ Abstain
2c.	Tian Yang	☐ For ☐ Against ☐ Abstain
2d.	Qi Wang	☐ For ☐ Against ☐ Abstain

3.      To ratify the appointment of JWF Assurance PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and December 31, 2024

☐ For            ☐ Against            ☐ Abstain

(The Board recommends approval of and a vote FOR all nominees for election as directors and a vote FOR ratifying the appointment of JWF Assurance PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and December 31, 2024)

4.      To approve, by a non-binding advisory vote, the compensation of our named executive officers, as described in this proxy statement

☐ For            ☐ Against            ☐ Abstain

(The Board recommends approval of the compensation of our named executive officers and a vote FOR approving the compensation of our named executive officers)

5.      To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers, as described in this proxy statement

☐ Three Years            ☐ Two Years            ☐ One Year            ☐ Abstain

(The Board recommends approval of and a vote for the frequency of future advisory votes on the compensation of our named executive officers to be THREE YEARS)

6.      To approve the Company’s 2025 Equity Incentive Plan

☐ For            ☐ Against            ☐ Abstain

(The Board recommends approval of the 2025 Equity Incentive Plan and a vote FOR approving the 2025 Equity Incentive Plan)

7.      To approve one or multiple reverse stock splits of the Company’s common stocks at a ratio ranging from any whole number between 1-for-10 and 1-for-250, as determined by the Board of Directors in its discretion

☐ For            ☐ Against            ☐ Abstain

(The Board recommends approval of the reverse stock split at a ratio ranging from any whole number between 1-for-10 and 1-for-250, as determined by the Board of Directors in its discretion and a vote FOR approving such reverse stock split)

To change the address on your account, please check the box at right and indicate your new address in the address space above.

Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder:    __________________________Date: _____________________

(Please sign exactly as your name or names appear hereon. When there is more than one owner, each must sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please indicate your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his title. If a partnership, please sign in partnership name by an authorized person.